CREDIT SUISSE OPPORTUNITY FUNDS
Credit Suisse Managed Futures Strategy Fund

Supplement dated May 22, 2015
to the Statutory Prospectus dated February 27, 2015

The following information supersedes certain information in the Fund's Class A, C and I Statutory Prospectus (the "Prospectus")

The following information replaces the table on page 36 of the Prospectus

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/14:	ONE YEAR 2014	SINCE INCEPTION	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	14.41%	9.59%	9/28/12
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	12.66%	8.39%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	9.10%	7.11%
CLASS C RETURN BEFORE TAXES	13.60%	8.75%	9/28/12
CLASS I RETURN BEFORE TAXES	14.75%	9.82%	9/28/12
CREDIT SUISSE MANAGED FUTURES LIQUID INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	15.77%	9.49%

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Shareholders should retain this supplement for future reference.

Dated: May 22, 2015	CS-PRO-16-0515 2015-002